UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2005 (October 27, 2005)

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-9533 (Commission File Number)	59-2459427 (I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami (Address of principal executive offices)		33178 (Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 27, 2005, World Fuel issued a press release announcing that a conference call has been scheduled for November 10, 2005, at 11:00AM EST, to discuss its results for the third quarter of fiscal year 2005. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated October 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 27, 2005	World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
General Counsel and Corporate Secretary